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                                                                    EXHIBIT 10.2


                          ISSUER LOAN ESCROW AGREEMENT

         This ISSUER LOAN ESCROW AGREEMENT (the "Agreement"), dated as of March 26, 1999, among United States Trust Company of New York, corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as escrow agent (in such capacity, the "Escrow Agent"), United States Trust Company of New York, a corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as trustee (in such capacity, the "Trustee") under the Indenture (as defined herein), R&B Falcon Corporation, a Delaware corporation (the "Company"), and RBF Finance Co., a Delaware corporation (the "Issuer").

                                    RECITALS

         A. Pursuant to the Indenture, dated as of March 26, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, the Company as Guarantor and the Trustee, the Issuer is issuing $400,000,000 aggregate principal amount of its 11% Senior Secured Notes due 2006 and $400,000,000 aggregate principal amount of its 113/8% Senior Secured Notes due 2009, (collectively, the "Secured Notes").

         B. The Issuer will enter into loan agreements with the Company (each an "Issuer Loan Agreement") and will use the proceeds of the Secured Notes to make loans (each an "Issuer Loan") pursuant to such Issuer Loan Agreements to the Company to finance all or a portion of certain costs of acquiring, constructing, altering, improving or repairing drilling rigs and drillships (individually, a "Mortgaged Rig") or improvements to be used in connection with the Mortgaged Rig, each such financing to be a separate loan secured by a Lien on the Mortgaged Rig or if such Mortgaged Rig is under construction but not yet flagged as of the date of this Agreement, on the construction contract and equipment purchased for such Mortgaged Rig.

         C. Each Issuer Loan for a flagged Mortgaged Rig will be secured by a Lien on the Mortgaged Rig pursuant to a ship mortgage (a "Mortgage") and each Issuer Loan for an uncompleted Mortgaged Rig will be secured by Liens on the construction contract and the equipment purchased for such Mortgaged Rig pursuant to a security agreement (each an "Issuer Security Agreement").

         D. The Company has requested that the Issuer make an Issuer Loan in the aggregate principal amount of up to $209,900,000 (the "Millennium Issuer Loan") to finance the acquisition and construction of the Deepwater Millennium drillship (the "Millennium Mortgaged Rig") pursuant to a Loan Agreement dated March 26, 1999 between the Company and the Issuer (the "Millennium Issuer Loan Agreement").


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         E. As security for its obligations, among other things, under the
Millennium Issuer Loan and the Millennium Issuer Loan Agreement, the Company is required to enter into an Issuer Security Agreement of even date herewith granting a Lien on the construction contract therefor and the other collateral described therein, to grant a Mortgage on the Millennium Mortgaged Rig in favor of the Issuer as soon as the Millennium Mortgaged Rig is flagged and, prior to the grant of such Mortgage, among other things, to deposit the Escrow Amount (as defined herein) in a special, segregated and irrevocable account in the name of and beneficially owned by the Company which is pledged to, and to be under the sole dominion and control of, the Issuer (the "Escrow Account") pending the reinvestment of such amounts in accordance with the Loan Agreement (the "Issuer Collateral").

         F. As security for its obligations, among other things, under the Secured Notes and the Indenture, the Issuer is required to enter into a Senior Secured Note Security and Pledge Agreement of even date herewith (the "Secured Note Security Agreement"), with United States Trust Company of New York, as Collateral Agent (the "Collateral Agent") and the Trustee in which the Issuer grants Liens on and pledges the notes (each an "Issuer Note") evidencing all Issuer Loans made thereunder in connection with the Mortgaged Rigs (including the Millennium Issuer Loan) and collaterally assigns all Liens, including Mortgages and the other Collateral securing such Issuer Notes (the "Secured Note Collateral").

         G. Under the terms of each of the Issuer Loan Agreements, the Company is required to pay all payments of principal, interest, commitment fees and other obligations on such Issuer Loans and the Issuer Loan Agreements, all funds received pursuant to the Mortgages and the Issuer Security Agreements, whether the proceeds of the Issuer Collateral or otherwise, consisting of cash or cash equivalents to the Trustee for deposit in the Escrow Account.

         H. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and Liens created hereby.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Terms used herein and not defined herein shall have the meanings as defined in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

         "Applied" means that disbursed funds have been applied pursuant to
Section 3(a) or pursuant to Section 6(b)(iii).

         "Available Funds" means (A) the sum of (i) all amounts deposited in the Escrow Account from time to time and (ii) interest earned or dividends paid on the funds in the Escrow



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Account (including holdings of Eligible Cash Equivalents), less (B) the aggregate disbursements previously made pursuant to this Agreement.

         "Collateral" shall have the meaning given in Section 6(a) hereof.

         "Default" means a "Default" as defined in Section 6 of the Loan Agreement.

         "Disbursement Request" means a notice sent by the Company, approved by the Issuer and certified by the Trustee to the Escrow Agent requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Disbursement Request shall be signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President of the Company and of the Issuer and a Responsible Officer of the Trustee.

         "Eligible Cash Equivalents" means (i) U.S. Governmental Obligations with a maturity of four years or less; (ii) commercial paper issued by any corporation if such commercial paper has credit ratings of at least "A-1" from S&P or at least "P-1" by Moody's; (iii) certificates of deposit, bankers' acceptances, time deposits, Eurocurrency Deposits and similar types of Investments routinely offered by commercial banks with final maturities of one year or less issued by commercial banks having combined capital and surplus in excess of $100,000,000; and (iv) shares in money market mutual or similar funds having assets in excess of $100,000,000.

         "Escrow Account" shall have the meaning given in Section 2(b).

         "Escrow Account Statement" shall have the meaning given in Section
2(g).

         "Escrow Agent" shall have the meaning set forth in the preamble to this Agreement.

         "Escrow Amount" shall mean $100,000,000 of the proceeds received by the Company from the sale of the Secured Notes pursuant to the Purchase Agreement.

         "Event of Default" means an "Event of Default" as defined in Section
6.1 of the Indenture.

         "Issue Date" means March 26, 1999.

         "Trustee" shall include any successor Trustee appointed pursuant to the Indenture.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.



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         2. Escrow Account; Escrow Agent.

         (a) Appointment of Escrow Agent. The Company and the Issuer hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

         (b) Establishment of the Escrow Account. Concurrent with the execution and delivery hereof, the Escrow Agent shall establish and maintain in the name of the Company at United States Trust Company of New York, a special, segregated and irrevocable escrow account designated Issuer Loan Escrow Account pledged by R&B Falcon Corporation to RBF Finance Co. (the "Escrow Account"). All funds accepted by the Escrow Agent pursuant to this Agreement shall be deposited in the name of and beneficially owned by the Company and pledged to, and under the sole dominion and control of, the Issuer, acting for its benefit and for the benefit of the Holders of the Secured Notes and the Trustee. All such funds shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account, the funds held therein and any Eligible Cash Equivalents held by the Escrow Agent in which such funds are invested shall be beneficially owned by the Company and pledged to and under the sole dominion and control of the Issuer, acting for its benefit. Concurrently with the Issuer's making the Millennium Issuer Loan, the Company shall deliver the Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written acknowledgement and receipt of the Initial Escrow Amount.

         (c) Escrow Agent Compensation. The Company shall pay to the Escrow Agent such compensation for services to be performed by it under this Agreement as the Company and the Escrow Agent may agree in writing from time to time. The Escrow Agent shall be paid any compensation owed to it directly by the Company and shall not disburse from the Escrow Account any such amounts.

         The Company shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel. The Escrow Agent shall be paid any such expenses owed to it directly by the Company and shall not disburse from the Escrow Account any such amounts.

         The provisions of this Section 2(c) shall survive termination of this Agreement.

         (d) Investment of Funds in the Escrow Account. Pending release thereof in accordance with the terms of the Indenture and the Millennium Issuer Loan Agreement, funds deposited in the Escrow Account shall be invested and reinvested only upon the following terms and conditions:

               (i) Acceptable Investments. All funds deposited or held in the Escrow Account at any time shall be invested, at the direction of the Company except during the continuance of a Default or an Event of Default, and then only at the direction of the Issuer with the certification of the Trustee, by the Escrow Agent in Eligible Cash Equivalents which constitute Permitted Investments for the




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          Company in accordance with the Company's or the Issuer's written instructions, as applicable, from time to time to the Escrow Agent; provided, however, that any such written instruction shall specify the particular Investment to be made, shall contain the certification referred to in Section 2(d)(ii), if required, and shall be executed by any officer of the Company. All Eligible Cash Equivalents shall be assigned to and held in the possession of, or, in the case of Eligible Cash Equivalents maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of, the Escrow Agent, as pledgee, with such guarantees as are customary, except that Eligible Cash Equivalents maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of the Escrow Agent at the Federal Reserve Bank that includes only Eligible Cash Equivalents held by the Escrow Agent for its customers and segregated by separate recordation in the books and records of the Escrow Agent.

               (ii) Security Interest in and Lien on Investments. No investment of funds in the Escrow Account shall be made unless the Company has certified to the Escrow Agent, the Issuer, the Collateral Agent and the Trustee that, upon such investment, the Issuer will have a first priority perfected Lien and security interest for the benefit of the Issuer in the applicable Investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. Promptly after the Issue Date, and within 3 months after the anniversary of the Issue Date, until the payment in full of the Millennium Issuer Loan in accordance with the terms thereof and of the Millennium Issuer Loan Agreement, and all other Obligations then due and owing under the Millennium Issuer Loan, or the release of all of the funds in the Escrow Account pursuant to the terms hereof, the Millennium Issuer Loan Agreement, this Agreement and the other Loan Documents (as defined in the Millennium Issuer Loan Agreement), the Company shall provide to the Issuer, for the benefit of the Trustee, the Collateral Agent and the Escrow Agent, an Opinion of Counsel, dated each such date as applicable, which opinion shall meet the requirements of
          Section 314(b) of the Trust Indenture Act of 1939, as amended (the "TIA").

               (iii) Interest and Dividends. All interest earned and dividends paid on funds invested in Eligible Cash Equivalents shall be deposited in the Escrow Account as additional Collateral beneficially owned by the Company and pledged to the Issuer, acting for its benefit, and shall be reinvested in accordance with the terms hereof.

               (iv) Limitation on Escrow Agent's Responsibilities. The Escrow Agent's sole responsibilities under this Section 2 shall be (A) to retain, or cause its agent in the State of New York to retain, possession of certificated Eligible




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          Cash Equivalents (except, however, that the Escrow Agent may surrender possession of any such Eligible Cash Equivalent to the issuer thereof for the purpose of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of Eligible Cash Equivalents which are not certificated, (B) to follow the Company's or the Issuer's written instructions. as certified by the Trustee, as applicable, given in accordance with Section 2(d)(i), (C) to invest and reinvest funds pursuant to this Section 2(d) and (D) to use reasonable efforts to reduce to cash such Eligible Cash Equivalents as may be required to fund any disbursement or payment in accordance with Section 3. In connection with clause (i) above, the Escrow Agent will maintain, or cause its agent in the State of New York to maintain, continuous possession in the State of New York of certificated Eligible Cash Equivalents and cash included in the Collateral and will cause uncertificated Eligible Cash Equivalents to be registered in the book-entry system of, and transferred to an account of the Escrow
          Agent or a sub-agent of the Escrow Agent at, the Federal Reserve Bank of New York. Except as provided in Section 6, the Escrow Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the Issuer's Liens and security interest in the Issuer Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (D) above, except as set forth below, the Escrow Agent shall not be required to reduce to cash any Eligible Cash Equivalents to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an officer of the Company specifying the particular investment to liquidate unless a Default or Event of Default has occurred and is continuing, in which case such written instructions shall be signed by an officer of the Issuer and certified by a Trust Officer of the Trustee. If no such written instructions are received, the Escrow
          Agent shall liquidate those Eligible Cash Equivalents having the lowest interest rate per annum, regardless of maturity, or if none such exist, those having the nearest maturity. The Escrow Agent shall have no duty to determine whether or not to file or record any document or instrument in connection with this Agreement, but will follow the instructions of the Issuer, as certified by the Trustee.

         (e) Substitution of Escrow Agent. The Escrow Agent may resign by giving not less than 30 days' prior written notice to the Company and the Issuer, with a copy to the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and Eligible Cash Equivalents maintained by the Escrow Agent hereunder and copies of all books, records and other documents in the Escrow Agent's possession relating to such funds or Eligible Cash Equivalents or this Agreement to a successor Escrow Agent mutually approved by the Company, the Issuer and the Trustee (which approvals shall not be unreasonably withheld or delayed) and (ii) the Company, the Trustee and such successor Escrow Agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Holders of the Secured Notes, the Trustee and the Issuer than this Agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties,




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obligations or responsibilities in connection herewith, except as set forth in
Section 4. If a successor Escrow Agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Company, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent.

         3. Disbursements.

         (a) Disbursement Request; Disbursements.

               (i) The Millennium Issuer Loan Agreement provides that upon completion of the Millennium Mortgaged Rig, the Company is required to grant a first priority perfected Lien on the Millennium Mortgaged Rig. Provided that no Event of Default under the Millennium Issuer Loan Agreement has occurred and is continuing, the Company is entitled to have the funds in the Escrow Account released upon the delivery in form and substance satisfactory to the Issuer and the Trustee of the following documents:

                    1. A Mortgage covering the Millennium Mortgaged Rig which
               has been duly filed in the Republic of Panama; and

                    2. Opinions of Counsel that (i) the Company has duly
               authorized, executed and delivered the Mortgage; (ii) the Mortgage constitutes a legally binding obligation of the Company enforceable against the Company in accordance with its terms (except as (i) the enforceability thereof may be limited bankruptcy, insolvency or other similar laws affecting creditors' rights, generally and (ii) the enforceability thereof may be limited by right of acceleration and the availability of enforceable remedies may be limited by equitable principles of general applicability, and subject to such other exceptions, limitations or qualifications that are usual and customary for such opinions) and (iii) the Mortgage constitutes a valid and perfected first mortgage lien on the Millennium Mortgaged Rig.

               (ii) At least two Business Days prior to any date on which the funds are to be released from the Escrow Account upon satisfaction of the aforementioned conditions precedent, the Issuer, the Company and the Trustee shall submit to the Escrow Agent a completed Disbursement Request substantially in the form of Exhibit A hereto requesting that all funds from the Escrow Account be released. Provided that any such Disbursement Request is not rejected by it, the Escrow Agent, two Business Days after receipt of such Disbursement Request, shall disburse the funds requested in such Disbursement Request by wire or book-entry transfer of immediately available funds to the Company. The Escrow Agent shall notify the Issuer, the Company and the Trustee as soon as reasonably possible if any such Disbursement Request is rejected and the reason(s) therefor.



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               (iii) If an Event of Default under the Millennium Issuer Loan
          Agreement has occurred and is continuing, the Trustee shall be entitled unilaterally to initiate withdrawals by executing a Disbursement Request which will be substantially similar to the form of Exhibit A but which need only to be executed by the Trustee.

         (b) Conditions Precedent to Disbursement. Subject to Section 4 and any mandatory provisions of applicable law, the Escrow Agent shall make the payments to be made pursuant to a completed Disbursement Request if (i) the Company and the Issuer shall have submitted, in accordance with the provisions of Section 3(a) herein, such Disbursement Request to the Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in containing the signed certification of the Trustee included in such form and (ii) the Escrow Agent shall not have received any notice from the Trustee or the Issuer that as a result of an Event of Default the Millennium Issuer Loan has been accelerated and has become due and payable (in which event the Escrow Agent shall apply all Available Funds as required by Section 6(b)(ii)).

         (c) No Distributions. Provided that no Event of Default has occurred and is continuing, the Company shall initiate all requests for withdrawal of funds from the Escrow Account by executing a Disbursement Request and submitting such request to the Issuer and the Trustee. However, the Company shall not be entitled to direct the Escrow Agent to make distributions from the Escrow Account except upon execution by the Issuer and certification by the Trustee on a Disbursement Request that the applicable conditions have been satisfied, as provided in Section 3(a). The Trustee shall not, except following an Event of Default, be entitled unilaterally to initiate withdrawals.

         (d) Deposits Irrevocable. Any deposits made into the Escrow Account hereunder shall be irrevocable and the amount of such deposits and any instrument or security held in the Escrow Account hereunder and all interest thereon shall be held in trust by the Escrow Agent and applied solely as provided herein.

         4. Limitation of the Escrow Agent's Liability: Responsibilities of the Escrow Agent. The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the Issuer, the Trustee or the Holders of the Secured Notes from time to time the performance of the Company; (ii) the Escrow Agent shall have no responsibility to the Company or the Issuer or the Trustee from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any negligence or willful misconduct of the Escrow Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to above.

         No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or



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liquidation, in good faith and in accordance with the terms hereof, of any funds or Eligible Cash Equivalents held by it hereunder, including without limitation any liability for any delay not resulting from negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

         The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Issuer or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         The Escrow Agent may act pursuant to the oral or written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of the first paragraph of this Section 4) shall not be liable for any action taken or omitted in accordance with such advice.

         The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

         No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         5. Indemnity. The Company shall indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Escrow Agent's




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performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the negligence or willful misconduct of any of the foregoing persons. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent. The provisions of this paragraph 5 shall survive the termination of this Agreement.

         6. Grant of Liens and Security Interest: Instructions to Escrow Agent.

         (a) The Company hereby irrevocably grants a first priority security interest in and Lien on, and pledges, assigns and sets over to the Issuer all of the Company's right, title and interest in the Escrow Account, and all property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, all funds held therein, all Eligible Cash Equivalents held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2, and all proceeds thereof as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in order to secure all obligations and indebtedness of the Company under the Millennium Issuer Loan and any other obligation, now or hereafter arising, of every kind and nature, owed by the Company under the Millennium Issuer Loan Agreement and related Loan Documents (as defined therein). The Escrow Agent hereby acknowledges the Issuer's security interest and Lien as set forth above. The Company shall take all actions necessary on its part to insure the continuance of a first priority security interest in and Lien on the Collateral in favor of the Issuer in order to secure all such obligations and indebtedness.

         (b) The Company, the Issuer and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall, (i) (A) at all times maintain sole dominion and control over funds and Eligible Cash Equivalents in the Escrow Account, acting for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated Eligible Cash Equivalents purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Company hereby agreeing that in the event any certificated Eligible Cash Equivalents are in the possession of the Company or a third party, the Company shall use its best efforts to deliver all such certificates to the Escrow Agent), (C) take all steps specified by the Company pursuant to paragraph (a) above to cause the Trustee to enjoy a continuous perfected first priority security interest and Liens under the New York Uniform Commercial Code and any applicable law of the State of New York in all Eligible Cash Equivalents purchased hereunder that are not certificated and
(D) maintain the Collateral free and clear of all Liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Issuer; (ii) promptly notify the Issuer and the Trustee if the Escrow Agent receives written notice that any Person other than the Issuer has or claims to have a Lien on or security interest in any portion of the Collateral and (iii) upon receipt of written notice from the Trustee of the acceleration of the maturity of the Millennium Issuer Loan, and direction from the Trustee to disburse all Available Funds to the Trustee for deposit in the Senior Secured Note Escrow Account (the "Secured Note Escrow Account") established pursuant to the Senior Secured Escrow Agreement dated as of March 26,




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1999 between United States Trust Company of New York, as Escrow Agent, the
Issuer and the Trustee (the "Secured Note Escrow Agreement"), as promptly as practicable disburse all funds held in the Escrow Account to the Trustee for deposit in the Secured Note Escrow Account and transfer title to all Eligible Cash Equivalents held by the Escrow Agent hereunder to the escrow agent under the Secured Note Escrow Account Agreement. The Escrow Agent shall not have any right to receive compensation from the Issuer or the Trustee and is without any authority to obligate the Issuer or the Trustee or to compromise or pledge its security interest and Lien hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Issuer in the exercise of its respective rights in the Collateral provided for herein.

         (c) Upon demand, the Company will execute and deliver to the Trustee such instruments and documents as the Issuer and the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Issuer and the Trustee under this Agreement and the Issuer's interest in the Collateral. The Issuer and the Trustee shall be entitled to take all necessary action to preserve and protect the security interest created hereby as a Lien and encumbrance upon the Collateral.

         (d) The Company and the Issuer each hereby appoints the Trustee as its attorney-in-fact with full power of substitution, exercisable upon the occurrence and during the continuance of a Default or Event of Default, to do any act which the Company is obligated hereto to do, and the Trustee may, but shall not be obligated to, exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company's name to protect the Issuer's Liens and security interest hereunder. In addition to the rights provided under Section 6(b)(iii) hereof, upon an Event of Default as defined in the Loan Agreement and for so long as such Event of Default continues, the Trustee, for the benefit of the Issuer, may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the New York Uniform Commercial Code or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Issuer's or Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         7. Termination. This Agreement shall terminate automatically ten (10) days following disbursement of all funds remaining in the Escrow Account (including Eligible Cash Equivalents) unless sooner terminated by agreement of the parties hereto in accordance with the terms hereof and not in violation of the Indenture or the Loan Agreement (the Trustee may not agree to terminate this Agreement unless it has received the consent of 100% of the Holders of all of the Secured Notes outstanding); provided, however, that the obligations of the Company under Section 2(c) and
Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation of the Escrow Agent; provided, further, however, that until such tenth day, the Company will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause there to be an Escrow Agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

         8. Miscellaneous.

         (a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

         (b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

         (c) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns. Nothing herein shall restrict the Escrow Agent from performing its duties through a sub-agent.

         (d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Holders of the Secured Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.

         (e) Time. Time is of the essence with respect to each provision of this Agreement.

         (f) Entire Agreement; Amendments. This Agreement, the Millennium Issuer Loan Agreement, the Indenture and the Security Agreements contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only in accordance with Article
7.6 of the Millennium Issuer Loan Agreement and Article X of the Indenture and further by a writing signed by a duly authorized representative of each party hereto.

         (g) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed asset forth below; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (d) one business day following the day timely delivered to a next-day air courier addressed as set forth below:

         To Escrow Agent:

             United States Trust Company of New York
             114 West 47th Street, 25th Floor
             New York, NY  10036

             Attention: Corporate Trust Administration
             Telecopy: (212) 852-1626

         To the Trustee:

             United States Trust Company of New York
             114 West 47th Street, 25th Floor
             New York, NY  10036

             Attention: Corporate Trust Administration
             Telecopy: (212) 852-1626

         To the Company:

             R&B Falcon Corporation
             901 Threadneedle
             Houston, TX  77079-2982

             Attention:  Leighton E. Moss
             Telecopy:  (281) 496-0285
             Telephone:  (281) 496-5000

         To the Issuer:

             RBF Finance Co.
             901 Threadneedle
             Houston, TX  77079-2982

             Attention: Leighton E. Moss
             Telecopy:  (281) 589-4440
             Telephone:  (281) 496-5000
or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

         (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (i) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         (j) Choice of Law: Waiver of Jury Trial. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Federal Court, sitting in The City of New York. The Company and the Issuer each submits to the personal jurisdiction of such courts, each hereby waives personal service of process upon it and hereby waives, to the extent permitted by applicable law, the right to a trial by jury in any action or proceeding with the Escrow Agent. All actions and proceedings brought by the Company or the Issuer against the Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of New York. The Company and the Issuer each waives any objection that it may have to the location of the court in which the Escrow Agent has commenced a proceeding described in this paragraph including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens.

         (k) Authority of the Issuer and the Company; Valid and Binding Agreement. Each of the Issuer and the Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of each of the Issuer and the Company. The execution, delivery and performance of this Agreement by the Issuer and the Company does not violate any applicable law or regulation to which either the Issuer or the Company is subject and does not require the consent of any governmental or other regulatory body to which either the Issuer or the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

         (l) Authority of the Escrow Agent and the Trustee: Valid and Binding Agreement. Each of the Escrow Agent and the Trustee hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

         (m) Agent for Service: Submission to Jurisdiction: Waiver of Immunities. By the execution and delivery of this Agreement, each of the Issuer and the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed [CT Corporation System, 1633 Broadway, New York, New York 10019 ](or any successor), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New

York, or brought under federal or state securities laws, and acknowledges that [CT Corporation System ] has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon [CT Corporation System ](or any successor) and written notice of said service to the Issuer shall be deemed in every respect effective service of process upon each of the Issuer and the Company in any such suit or proceeding. The Issuer and the Company each further agrees to take any and all action, including the execution and filing of any and all such documents and instrument, as may be necessary to continue such destination and appointment of [CT Corporation System ](or any successor) in full force and effect so long as the Loan shall be outstanding.

         To the extent that either the Company or the Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

         IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Account Agreement as of the day first above written.



ESCROW AGENT:                         UNITED STATES TRUST COMPANY OF NEW YORK
                                      as Escrow Agent



                                      By:  /s/ PETER C. GERRER
                                         ------------------------------------
                                               Name: Peter C. Gerrer
                                               Title: Vice President



TRUSTEE:                              UNITED STATES TRUST COMPANY OF NEW YORK
                                      as Trustee


                                      By:  /s/ PETER C. GERRER
                                         ------------------------------------
                                               Name: Peter C. Gerrer
                                               Title: Vice President



ISSUER:                               RBF FINANCE CO.



                                      By:   /s/ STEVEN A. WEBSTER
                                         ------------------------------------
                                               Name:
                                               Title:


COMPANY:                              R&B FALCON CORPORATION



                                      By:   /s/ STEVEN A. WEBSTER
                                         ------------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT A

                          Form of Disbursement Request

                           [Letterhead of the Company]

                                     [Date]

United States Trust Company of New York
114 West 47th Street, 25th Floor
New York, New York  10036

Attention:  Corporate Trust Administration

     Re: Disbursement Request No.
         [indicate whether revised]

Ladies and Gentlemen:

         We refer to the Issuer Escrow Agreement (the "Escrow Agreement"), dated as of March 26, 1999 among you (the "Escrow Agent"), United States Trust Company of New York, as Trustee, RBF Finance Co., a Delaware corporation (the "Issuer") and R&B Falcon Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement.

         The undersigned hereby notifies you that the Company has requested, and has satisfied the conditions contained in Section 3(a) of the Escrow Loan Agreement for the release of all of the funds and escrowed property continued from the Escrow Account.

         In connection with the requested disbursement, each of the undersigned hereby notifies you that:

         1. The Millennium Issuer Loan has not, as a result of an Event of Default (as defined in the Millennium Issuer Loan Agreement), been accelerated and become due and payable.

         2. An opinion of counsel as required by Section 3(a) of the Escrow Agreement is delivered herewith.

         3. The Mortgage for the Millennium Mortgaged Rig as required by Section 3(a) of the Escrow Agreement has been delivered to the Issuer and the Trustee.

         4. [add wire instructions].

         The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Disbursement Request.

The Company:                         R&B Falcon Corporation



                                     By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


The Issuer:                          RBF Finance Co.


                                     By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

         The Trustee hereby certifies to the Escrow Agent that it has received the applicable Opinion of Counsel and Mortgage Officers' Certificate described in Section 3(a) of the Escrow Agreement and such other opinions and documents as it requires for its consent to the release of the funds to be disbursed pursuant to the foregoing Disbursement Request.


                                     United States Trust Company of New York
                                     as Trustee


                                     By:
                                        --------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                      A-2